EXHIBIT C


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                           PERIOD ENDING JULY 31, 2002


The information which is required to be prepared with respect to the Payment Date of August 20, 2002, and with respect to the performance of the Trust during the period of July 1, 2002 through July 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class
          A Noteholder ...........................................................    $                 --
                                                                                      --------------------
      2. The amount of distribution in respect to principal payment to the Class
          B Noteholder ...........................................................    $                 --
                                                                                      --------------------
      3. The amount of distribution in respect to principal payment to the Class
          C Noteholder ...........................................................    $                 --
                                                                                      --------------------
      4. The amount of distribution in respect to principal payment to the Class
          D Noteholder ...........................................................    $                 --
                                                                                      --------------------
II. Information regarding the current monthly interest distribution to the
Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest ...    $            1.61917
                                                                                      --------------------
      2. The amount of distribution in respect to the Class B Monthly Interest ...    $            1.92528
                                                                                      --------------------
      3. The amount of distribution in respect to the Class C Monthly Interest ...    $            2.48917
                                                                                      --------------------
      4. The amount of distribution in respect to the Class D Monthly Interest ...    $            3.89889
                                                                                      --------------------
III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder ...    $            1.61917
                                                                                      --------------------
      2. The total amount of distribution in respect to the Class B Noteholder ...    $            1.92528
                                                                                      --------------------
      3. The total amount of distribution in respect to the Class C Noteholder ...    $            2.48917
                                                                                      --------------------
      4. The total amount of distribution in respect to the Class D Noteholder ...    $            3.89889
                                                                                      --------------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

     1. The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date .........     $     403,864,280.58
                                                                                      --------------------
     2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
         Payment Date ...........................................................     $      47,577,470.32
                                                                                      --------------------
     3. Recoveries for the preceding Monthly Period .............................     $         791,100.31
                                                                                      --------------------
     4. The Defaulted Amount for the preceding Monthly Period ...................     $      20,555,288.38
                                                                                      --------------------
     5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
         Monthly Period, and the denominator is the average Receivables for the
         preceding Monthly Period ...............................................                   11.00%
                                                                                      --------------------
     6. The total amount of Principal Receivables in the trust at the beginning
         of the preceding Monthly Period ........................................     $   2,095,648,764.12
                                                                                      --------------------
     7. The total amount of Principal Receivables in the trust as of the last
         day of the preceding Monthly Period ....................................     $   2,112,066,702.47
                                                                                      --------------------

8. The total amount of Finance Charge and Administrative Receivables in
    the Trust at the beginning of the preceding Monthly Period ...........         $    52,767,690.33
                                                                                   ------------------
9. The total amount of Finance Charge and Administrative Receivables in
    the Trust as of the last day of the preceding Monthly Period .........         $    50,108,746.33
                                                                                   ------------------
10. The aggregated Adjusted Invested Amounts of all Series of Notes
     outstanding as of the last day of the preceding Monthly Period ......         $ 1,766,818,063.00
                                                                                   ------------------
11. The Transferor Interest as of the last day of the preceding Monthly
     Period ..............................................................         $   345,248,639.47
                                                                                   ------------------
12. The Transferor Percentage as of the last day of the preceding Monthly
     Period ..............................................................                      16.35%
                                                                                   ------------------
13. The Required Transferor Percentage ...................................                       7.00%
                                                                                   ------------------
14. The monthly principal payment rate for the preceding Monthly Period
                                                                                               19.272%
                                                                                   ------------------
15. The balance in the Excess Funding Account as of the last day of the
     preceding Monthly Period ............................................         $               --
                                                                                   ------------------
16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
     Period preceding such Payment Date:


                                                                   Percentage          Aggregate
                                                                   of Total             Account
                                                                   Receivables          Balance

             (a) Delinquent between 30 days and 59 days .          1.799%          $    38,896,804.52
             (b) Delinquent between 60 days and 89 days .          1.467%          $    31,726,402.88
             (c) Delinquent between 90 days and 119 days           1.139%          $    24,627,514.33
             (d) Delinquent between 120 days and 149 days          1.041%          $    22,509,267.61
             (e) Delinquent between 150 days and 179 days          0.962%          $    20,804,193.38
             (f) Delinquent 180 days or greater                    0.002%          $        40,485.98
                                                                   -----          -------------------
             (e) Aggregate                                         6.410%          $   138,604,668.70
                                                                   =====          ===================

V.  Information regarding Series 2000-B


      1. The amount of Principal Receivables in the Trust represented by the
      Invested Amount of Series 2000-B as of the last day of the related Monthly
      Period .........................................................................                    $         600,000,000.00
                                                                                                          ------------------------
      2. The amount of Principal Receivables in the Trust represented by the
      Adjusted Invested Amount of Series 2000-B on the last day of the related
      Monthly Period .................................................................                    $        600,000,000.00
                                                                                        note factors     ------------------------

      3. The amount of Principal Receivables in the Trust represented by the
      Class A Note Principal Balance on the last day of the related Monthly
      Period .........................................................................        1.0000      $         480,000,000.00
                                                                                                          ------------------------
      4. The amount of Principal Receivables in the Trust represented by the
      Class B Note Principal Balance on the last day of the related Monthly
      Period .........................................................................        1.0000      $          57,000,000.00
                                                                                                          ------------------------
      5. The amount of Principal Receivables in the Trust represented by the
      Class C Note Principal Balance on the last day of the related Monthly
      Period .........................................................................        1.0000      $          42,000,000.00
                                                                                                          ------------------------
      6. The amount of Principal Receivables in the trust represented by the
      Class D Note Principal Balance on the last day of the related Monthly
      Period .........................................................................        1.0000      $          21,000,000.00
                                                                                                          ------------------------
      7. The Floating Investor Percentage with respect to the period:

      July 1, 2002 through July 29, 2002 .............................................                                  28.6307520%
                                                                                                          ------------------------
      July 30, 2002 through July 31, 2002 ............................................                                  28.2746804%
                                                                                                          ------------------------
      8. The Fixed Investor Percentage with respect to the period:

      July 1, 2002 through July 29, 2002 .............................................                                         N/A
                                                                                                          ------------------------
      July 30, 2002 through July 31, 2002 ............................................                                         N/A
                                                                                                          ------------------------
      9. The amount of Investor Principal Collections applicable to Series
      2000-B .........................................................................                    $         115,540,840.91
                                                                                                          ------------------------

      10a. The amount of Available Finance Charge Collections on deposit in the
      Collection Account on the related Payment Date .................................                    $          11,197,875.64
                                                                                                          ------------------------

      10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section
      8.04(a) of the Master Indenture                                                       $           2,426,545.63
                                                                                            ------------------------
      11. The Investor Default Amount for the related Monthly Period                        $           5,834,608.00
                                                                                            ------------------------
      12. The Monthly Servicing Fee for the related Monthly Period                          $           1,000,000.00
                                                                                            ------------------------
      13. Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period                                                   27.25%
                                                                                             ------------------------
            b. The default rate for the related Monthly Period                                                 11.67%
                                                                                             ------------------------
            c. The Net Portfolio Yield for the related Monthly Period                                          15.58%
                                                                                             ------------------------
            d. The Base Rate for the related Monthly Period                                                     4.15%
                                                                                             ------------------------
            e. The Excess Spread Percentage for the related Monthly Period                                     11.43%
                                                                                             ------------------------
            f. The Quarterly Excess Spread Percentage for the related Monthly
            Period                                                                                             11.74%
                                                                                             ------------------------
                  I) Excess Spread Percentage related to        Jul-02                                         11.43%
                                                                                             ------------------------
                  ii) Excess Spread Percentage related to       Jun-02                                         11.73%
                                                                                             ------------------------
                  iii) Excess Spread Percentage related to      May-02                                         12.07%
                                                                                             ------------------------
      14. Floating Rate Determinations:

      LIBOR for the Interest Period from July 22 through and including August
      19, 2002.                                                                                              1.84000%
                                                                                             ------------------------
      15. Principal Funding Account

            a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits and
            withdraws for the related Payment Date)                                         $                      --
                                                                                             ------------------------
            b. The Accumulation Shortfall with respect to the related Monthly
            Period                                                                          $                      --
                                                                                             ------------------------
            c. The Principal Funding Investment Proceeds deposited in the
            Collection Account to be treated as Available Finance Charge
            Collections                                                                     $                      --
                                                                                             ------------------------
      16. Reserve Account

            a. The amount on deposit in the Reserve Account on the related
            Payment Date (after taking into consideration deposits and withdraws
            for the related Payment Date)                                                   $                      --
                                                                                             ------------------------
            b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
            Charge Collections                                                              $                      --
                                                                                             ------------------------
            c. Interest earnings on the Reserve Account deposited into the
            Collection Account to be treated as Available Finance Charge
            Collections                                                                     $                      --
                                                                                             ------------------------
      17. Cash Collateral Account

            a. The Required Cash Collateral Account Amount on the related
            Payment Date                                                                    $           10,500,000.00
                                                                                             ------------------------
            b. The Available Cash Collateral Account Amount on the related
            Payment Date                                                                    $           10,500,000.00
                                                                                             ------------------------
      18. Investor Charge-Offs

            a. The aggregate amount of Investor Charge-Offs for the related
            Monthly Period                                                                  $                      --
                                                                                             ------------------------
            b. The aggregate amount of Investor Charge-Offs reimbursed on the
            Payment Date                                                                    $                      --
                                                                                             ------------------------
      19. The Monthly Principal Reallocation Amount for the related Monthly
      Period                                                                                $                      --
                                                                                             ------------------------


                  Advanta Bank Corp.
                  as Servicer

                  By:      /s/ MARK SHAPIRO
                  Name:    Mark Shapiro
                  Title:   Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                           PERIOD ENDING JULY 31, 2002


The information which is required to be prepared with respect to the Payment Date of August 20, 2002, and with respect to the performance of the Trust during the period of July 1, 2002 through July 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the
      Class A Noteholder .......................................................       $                 --
                                                                                       --------------------
      2. The amount of distribution in respect to principal payment to the
      Class B Noteholder .......................................................       $                 --
                                                                                       --------------------
      3. The amount of distribution in respect to principal payment to the
      Class C Noteholder .......................................................       $                 --
                                                                                       --------------------
      4. The amount of distribution in respect to principal payment to the
      Class D Noteholder .......................................................       $                 --
                                                                                       --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest .       $            1.68361
                                                                                       --------------------
      2. The amount of distribution in respect to the Class B Monthly Interest .       $            2.04611
                                                                                       --------------------
      3. The amount of distribution in respect to the Class C Monthly Interest .       $            2.65028
                                                                                       --------------------
      4. The amount of distribution in respect to the Class D Monthly Interest .       $            4.70444
                                                                                       --------------------
III. Information regarding the total monthly distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder .       $            1.68361
                                                                                       --------------------
      2. The total amount of distribution in respect to the Class B Noteholder .       $            2.04611
                                                                                       --------------------
      3. The total amount of distribution in respect to the Class C Noteholder .       $            2.65028
                                                                                       --------------------
      4. The total amount of distribution in respect to the Class D Noteholder .       $            4.70444
                                                                                       --------------------
IV. Information regarding the performance of the Advanta Business Card Master
Trust

      1. The aggregate amount of such Collections with respect to Principal
      Receivables for the Monthly Period preceding such Payment Date ...........       $     403,864,280.58
                                                                                       --------------------
      2. The aggregate amount of such Collections with respect to Finance
      Charge and Administrative Receivables for the Monthly Period preceding
      such Payment Date .. .....................................................       $      47,577,470.32
                                                                                       --------------------
      3. Recoveries for the preceding Monthly Period ...........................       $         791,100.31
                                                                                       --------------------
      4. The Defaulted Amount for the preceding Monthly Period .................       $      20,555,288.38
                                                                                       --------------------
      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
      Period, and the denominator is the average Receivables for the preceding
      Monthly Period ...........................................................                      11.00%
                                                                                       --------------------
      6. The total amount of Principal Receivables in the trust at the
      beginning of the preceding Monthly Period ................................       $   2,095,648,764.12
                                                                                       --------------------
      7. The total amount of Principal Receivables in the trust as of the last
      day of the preceding Monthly Period ......................................       $   2,112,066,702.47
                                                                                       --------------------

8. The total amount of Finance Charge and Administrative Receivables in
the Trust at the beginning of the preceding Monthly Period ..............               $    52,767,690.33
                                                                                        ------------------
9. The total amount of Finance Charge and Administrative Receivables in
the Trust as of the last day of the preceding Monthly Period ............               $    50,108,746.33
                                                                                        ------------------
10. The aggregated Adjusted Invested Amounts of all Series of Notes
outstanding as of the last day of the preceding Monthly Period ..........               $ 1,766,818,063.00
                                                                                        ------------------
11. The Transferor Interest as of the last day of the preceding Monthly
Period ..................................................................               $   345,248,639.47
                                                                                        ------------------
12. The Transferor Percentage as of the last day of the preceding Monthly
Period ..................................................................                            16.35%
                                                                                        ------------------
13. The Required Transferor Percentage ..................................                             7.00%
                                                                                        ------------------
14. The monthly principal payment rate for the preceding Monthly Period
                                                                                                    19.272%
                                                                                        ------------------
15. The balance in the Excess Funding Account as of the last day of the
preceding Monthly Period ................................................               $               --
                                                                                        ------------------
16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
Period preceding such Payment Date


                                                                                         Percentage             Aggregate
                                                                                          of Total               Account
                                                                                         Receivables             Balance
(a) Delinquent between 30 days and 59 days .........................................            1.799%      $    38,896,804.52
(b) Delinquent between 60 days and 89 days .........................................            1.467%      $    31,726,402.88
(c) Delinquent between 90 days and 119 days ........................................            1.139%      $    24,627,514.33
(d) Delinquent between 120 days and 149 days .......................................            1.041%      $    22,509,267.61
(e) Delinquent between 150 days and 179 days .......................................            0.962%      $    20,804,193.38
(f) Delinquent 180 days or greater .................................................            0.002%      $        40,485.98
                                                                                        -------------      -------------------
(e) Aggregate ......................................................................            6.410%      $   138,604,668.70
                                                                                        =============      ===================

V.  Information regarding Series 2000-C

      1. The amount of Principal Receivables in the Trust represented by the
      Invested Amount of Series 2000-C as of the last day of the related
      Monthly Period ...........................................................                        $        400,000,000.00
                                                                                                        -----------------------
      2. The amount of Principal Receivables in the Trust represented by the
      Adjusted Invested Amount of Series 2000-C on the last day of the related
      Monthly Period ...........................................................       note factors     $         400,000,000.00
                                                                                                        ------------------------
      3. The amount of Principal Receivables in the Trust represented by the
      Class A Note Principal Balance on the last day of the related Monthly
      Period ...................................................................              1.0000    $         320,000,000.00
                                                                                                        ------------------------
      4. The amount of Principal Receivables in the Trust represented by the
      Class B Note Principal Balance on the last day of the related Monthly
      Period ...................................................................              1.0000    $          38,000,000.00
                                                                                                        ------------------------
      5. The amount of Principal Receivables in the Trust represented by the
      Class C Note Principal Balance on the last day of the related Monthly
      Period ...................................................................               1.0000   $          28,000,000.00
                                                                                                        ------------------------
      6. The amount of Principal Receivables in the trust represented by the
      Class D Note Principal Balance on the last day of the related Monthly
      Period ...................................................................               1.0000   $          14,000,000.00
                                                                                                        ------------------------
      7. The Floating Investor Percentage with respect to the period:

      July 1, 2002 through July 29, 2002 .......................................                                      19.0871680%
                                                                                                        ------------------------
      July 30, 2002 through July 31, 2002 ......................................                                      18.8497869%
                                                                                                        ------------------------
      8. The Fixed Investor Percentage with respect to the period:

      July 1, 2002 through July 29, 2002 .......................................                                             N/A
                                                                                                        ------------------------
      July 30, 2002 through July 31, 2002 ......................................                                             N/A
                                                                                                        ------------------------
      9. The amount of Investor Principal Collections applicable to Series
      2000-C ...................................................................                        $          77,027,227.26
                                                                                                        ------------------------
      10a. The amount of Available Finance Charge Collections on deposit in the
      Collection Account on the related Payment Date ...........................                        $           7,465,250.42
                                                                                                        ------------------------
      10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section
      8.04(a) of the Master Indenture ..........................................                        $           1,617,697.06
                                                                                                        ------------------------

      11. The Investor Default Amount for the related Monthly Period                                    $           3,889,738.66
                                                                                                        ------------------------
      12. The Monthly Servicing Fee for the related Monthly Period                                      $             666,666.67
                                                                                                        ------------------------
      13. Trust yields for the related Monthly Period
                                                                                                        ------------------------
            a. The cash yield for the related Monthly Period                                                               27.25%
                                                                                                        ------------------------
            b. The default rate for the related Monthly Period                                                             11.67%
                                                                                                        ------------------------
            c. The Net Portfolio Yield for the related Monthly Period                                                      15.58%
                                                                                                        ------------------------
            d. The Base Rate for the related Monthly Period                                                                 4.27%
                                                                                                        ------------------------
            e. The Excess Spread Percentage for the related Monthly Period                                                 11.31%
                                                                                                        ------------------------
            f. The Quarterly Excess Spread Percentage for the related Monthly
            Period                                                                                                         11.61%
                                                                                                        ------------------------
                  I) Excess Spread Percentage related to        Jul-02                                                     11.31%
                                                                                                        ------------------------
                  ii) Excess Spread Percentage related to       Jun-02                                                     11.60%
                                                                                                        ------------------------
                  iii) Excess Spread Percentage related to      May-02                                                     11.93%
                                                                                                        ------------------------
      14. Floating Rate Determinations:

      LIBOR for the Interest Period from July 22 through and including August
      19, 2002.                                                                                                          1.84000%
                                                                                                        ------------------------
      15. Principal Funding Account

            a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits and
            withdraws for the related Payment Date)                                                       $                   --
                                                                                                          ----------------------
            b. The Accumulation Shortfall with respect to the related Monthly
            Period                                                                                        $                   --
                                                                                                          ----------------------
            c. The Principal Funding Investment Proceeds deposited in the
            Collection Account to be treated as Available Finance Charge
            Collections                                                                                   $                   --
                                                                                                          ----------------------
      16. Reserve Account

            a. The amount on deposit in the Reserve Account on the related
            Payment Date (after taking into consideration deposits and
            withdraws for the related Payment Date)                                                       $                   --
                                                                                                          ----------------------
            b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
            Charge Collections                                                                            $                   --
                                                                                                          ----------------------
            c. Interest earnings on the Reserve Account deposited into the
            Collection Account to be treated as Available Finance Charge
            Collections                                                                                   $                   --
                                                                                                          ----------------------
      17. Cash Collateral Account

            a. The Required Cash Collateral Account Amount on the related
            Payment Date                                                                                  $         7,000,000.00
                                                                                                          ----------------------
            b. The Available Cash Collateral Account Amount on the related
            Payment Date                                                                                  $         7,000,000.00
                                                                                                          ----------------------
      18. Investor Charge-Offs

            a. The aggregate amount of Investor Charge-Offs for the related
            Monthly Period                                                                                $                   --
                                                                                                          ----------------------
            b. The aggregate amount of Investor Charge-Offs reimbursed on the
            Payment Date                                                                                  $                   --
                                                                                                          ----------------------
      19. The Monthly Principal Reallocation Amount for the related Monthly
      Period                                                                                              $                   --
                                                                                                          ----------------------

                  Advanta Bank Corp. as Servicer

                  By: /s/ MARK SHAPIRO
                  Name: Mark Shapiro
                  Title: Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                           PERIOD ENDING JULY 31, 2002


The information which is required to be prepared with respect to the Payment Date of August 20, 2002, and with respect to the performance of the Trust during the period of July 1, 2002 through July 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)


      1. The amount of distribution in respect to principal payment to the
      Class A Noteholder                                                             $                --
                                                                                     -------------------
      2. The amount of distribution in respect to principal payment to the
      Class B Noteholder                                                             $                --
                                                                                     -------------------
      3. The amount of distribution in respect to principal payment to the
      Class C Noteholder                                                             $                --
                                                                                     -------------------
      4. The amount of distribution in respect to principal payment to the
      Class D Noteholder                                                             $                --
                                                                                     -------------------
II. Information regarding the current monthly interest distribution to the
Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest       $           1.72389
                                                                                     -------------------
      2. The amount of distribution in respect to the Class B Monthly Interest       $           2.16694
                                                                                     -------------------
      3. The amount of distribution in respect to the Class C Monthly Interest       $           2.73083
                                                                                     -------------------
      4. The amount of distribution in respect to the Class D Monthly Interest       $           5.51000
                                                                                     -------------------

III. Information regarding the total monthly distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder       $           1.72389
                                                                                     -------------------
      2. The total amount of distribution in respect to the Class B Noteholder       $           2.16694
                                                                                     -------------------
      3. The total amount of distribution in respect to the Class C Noteholder       $           2.73083
                                                                                     -------------------
      4. The total amount of distribution in respect to the Class D Noteholder       $           5.51000
                                                                                     -------------------

IV. Information regarding the performance of the Advanta Business Card Master
Trust

      1. The aggregate amount of such Collections with respect to Principal
      Receivables for the Monthly Period preceding such Payment Date                 $    403,864,280.58
                                                                                     -------------------
      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
      Payment Date                                                                   $     47,577,470.32
                                                                                     -------------------
      3. Recoveries for the preceding Monthly Period                                 $        791,100.31
                                                                                     -------------------
      4. The Defaulted Amount for the preceding Monthly Period                       $     20,555,288.38
                                                                                     -------------------
      5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
            Monthly Period, and the denominator is the average Receivables for
            the preceding Monthly Period                                                           11.00%
                                                                                     -------------------
      6. The total amount of Principal Receivables in the trust at the beginning
      of the preceding Monthly Period                                                $  2,095,648,764.12
                                                                                     -------------------
      7. The total amount of Principal Receivables in the trust as of the last
      day of the preceding Monthly Period                                            $  2,112,066,702.47
                                                                                     -------------------


      8. The total amount of Finance Charge and Administrative Receivables in
      the Trust at the beginning of the preceding Monthly Period                   $     52,767,690.33
                                                                                   -------------------
      9. The total amount of Finance Charge and Administrative Receivables in
      the Trust as of the last day of the preceding Monthly Period                 $     50,108,746.33
                                                                                   -------------------
      10. The aggregated Adjusted Invested Amounts of all Series of Notes
      outstanding as of the last day of the preceding Monthly Period               $  1,766,818,063.00
                                                                                   -------------------
      11. The Transferor Interest as of the last day of the preceding Monthly
      Period                                                                       $    345,248,639.47

      12. The Transferor Percentage as of the last day of the preceding Monthly
      Period                                                                                     16.35%
                                                                                   -------------------
      13. The Required Transferor Percentage                                                      7.00%
                                                                                   -------------------
      14. The monthly principal payment rate for the preceding Monthly Period                   19.272%
                                                                                   -------------------
      15. The balance in the Excess Funding Account as of the last day of the
      preceding Monthly Period                                                     $                --
                                                                                   -------------------
      16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
      Period preceding such Payment Date:                                          -------------------



                                                                                   Percentage             Aggregate
                                                                                    of Total               Account
                                                                                  Receivables              Balance

            (a) Delinquent between 30 days and 59 days                                1.799%           $   38,896,804.52
            (b) Delinquent between 60 days and 89 days                                1.467%           $   31,726,402.88
            (c) Delinquent between 90 days and 119 days                               1.139%           $   24,627,514.33
            (d) Delinquent between 120 days and 149 days                              1.041%           $   22,509,267.61
            (e) Delinquent between 150 days and 179 days                              0.962%           $   20,804,193.38
            (f) Delinquent 180 days or greater                                        0.002%           $      40,485.98
                                                                                  ----------       ---------------------
            (e) Aggregate                                                             6.410%           $  138,604,668.70
                                                                                 ============      =====================


V.  Information regarding Series 2001-A

      1. The amount of Principal Receivables in the Trust represented by the
      Invested Amount of Series 2001-A as of the last day of the related
      Monthly Period                                                                                        $    300,000,000.00
                                                                                                            -------------------
      2. The amount of Principal Receivables in the Trust represented by the
      Adjusted Invested Amount of Series 2001-A on the last day of the related
      Monthly Period                                                                note factors            $    300,000,000.00
                                                                                                            -------------------
      3. The amount of Principal Receivables in the Trust represented by the
      Class A Note Principal Balance on the last day of the related Monthly
      Period                                                                              1.0000            $    240,000,000.00
                                                                                                            -------------------
      4. The amount of Principal Receivables in the Trust represented by the
      Class B Note Principal Balance on the last day of the related Monthly
      Period                                                                              1.0000            $     28,500,000.00
                                                                                                            -------------------
      5. The amount of Principal Receivables in the Trust represented by the
      Class C Note Principal Balance on the last day of the related Monthly
      Period                                                                              1.0000            $     21,000,000.00
                                                                                                            -------------------
      6. The amount of Principal Receivables in the trust represented by the
      Class D Note Principal Balance on the last day of the related Monthly
      Period                                                                              1.0000            $     10,500,000.00
                                                                                                            -------------------
      7. The Floating Investor Percentage with respect to the period:

              July 1, 2002 through July 29, 2002                                                                    14.3153760%
                                                                                                            -------------------
              July 30, 2002 through July 31, 2002                                                                   14.1373402%
                                                                                                            -------------------
      8. The Fixed Investor Percentage with respect to the period:

              July 1, 2002 through July 29, 2002                                                                            N/A
                                                                                                            -------------------
              July 30, 2002 through July 31, 2002                                                                           N/A
                                                                                                            -------------------
      9. The amount of Investor Principal Collections applicable to Series
      2001-A                                                                                                $     57,770,420.44
                                                                                                            -------------------
      10a. The amount of Available Finance Charge Collections on deposit in the
      Collection Account on the related Payment Date                                                        $      5,598,937.82
                                                                                                            -------------------
      10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section
      8.04(a) of the Master Indenture                                                                       $      1,213,272.82
                                                                                                            -------------------
      11. The Investor Default Amount for the related Monthly Period                                        $      2,917,304.00
                                                                                                            -------------------

      12. The Monthly Servicing Fee for the related Monthly Period                      $        500,000.00
                                                                                        -------------------
      13. Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period                                         27.25%
                                                                                        -------------------
            b. The default rate for the related Monthly Period                                       11.67%
                                                                                        -------------------
            c. The Net Portfolio Yield for the related Monthly Period                                15.58%
                                                                                        -------------------
            d. The Base Rate for the related Monthly Period                                           4.36%
                                                                                        -------------------
            e. The Excess Spread Percentage for the related Monthly Period                           11.22%
                                                                                        -------------------
            f. The Quarterly Excess Spread Percentage for the related Monthly
            Period                                                                                   11.51%
                                                                                        -------------------
                  I) Excess Spread Percentage related to        Jul-02                               11.22%
                                                                                        -------------------
                  ii) Excess Spread Percentage related to       Jun-02                               11.49%
                                                                                        -------------------
                  iii) Excess Spread Percentage related to      May-02                               11.83%
                                                                                        -------------------
      14. Floating Rate Determinations:

      LIBOR for the Interest Period from July 22 through and including August
      19, 2002.                                                                                    1.84000%
                                                                                        -------------------
      15. Principal Funding Account

            a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits and
            withdraws for the related Payment Date)                                     $                --
                                                                                        -------------------
            b. The Accumulation Shortfall with respect to the related Monthly
            Period                                                                      $                --
                                                                                        -------------------
            c. The Principal Funding Investment Proceeds deposited in the
            Collection Account to be treated as Available Finance Charge
            Collections                                                                 $                --
                                                                                        -------------------
      16. Reserve Account

            a. The amount on deposit in the Reserve Account on the related
            Payment Date (after taking into consideration deposits and withdraws
            for the related Payment Date)                                               $                --
                                                                                        -------------------
            b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
            Charge Collections                                                          $                --
                                                                                        -------------------
            c. Interest earnings on the Reserve Account deposited into the
            Collection Account to be treated as Available Finance Charge
            Collections                                                                 $                --
                                                                                        -------------------
      17. Cash Collateral Account

            a. The Required Cash Collateral Account Amount on the related
            Payment Date                                                                $      5,250,000.00
                                                                                        -------------------
            b. The Available Cash Collateral Account Amount on the related
            Payment Date                                                                $      5,250,000.00
                                                                                        -------------------
      18. Investor Charge-Offs

            a. The aggregate amount of Investor Charge-Offs for the related
            Monthly Period                                                              $                --
                                                                                        -------------------
            b. The aggregate amount of Investor Charge-Offs reimbursed on the
            Payment Date                                                                $                --
                                                                                        -------------------
      19. The Monthly Principal Reallocation Amount for the related Monthly
      Period                                                                            $                --
                                                                                        -------------------

                Advanta Bank Corp.
                as Servicer

                By:      /s/ MARK SHAPIRO
                Name:    Mark Shapiro
                Title:   Assistant Vice President - Structured Finance